Diginex Overview

DIGINEX

ScaleUp Partner of Microsoft

The World Economic Forum[1] & OCED[2] estimate that by 2027, >$13tn will be stored on blockchain networks

> "22% of institutional investors surveyed have exposure to digital assets.[3]"
>
> \- Fidelity

- JPMorgan rolls out US-bank backed cryptocurrency to transform payments.[4]
- Accenture estimates that applying blockchain in the world's largest investment banks yields demonstrable savings of $8bn across a cost base of $30bn.[5]
- US central bankers have explored the possibility of developing a digital currency that would be directly available to businesses and households.[6]
- 80% of executives at financial institutions surveyed by Bain & Company in 2017 believed distributed ledger technology would be transformative and would significantly impact markets.[7]
- Schwab: Millennial investors allocated more of their self-directed brokerage accounts to a bitcoin trust than to Disney, Netflix and Microsoft stock.[8]

Diginex will be the first diversified blockchain company to list on NASDAQ[9]

The Business

Technology

Providing blockchain enabled tools delivered as SaaS to corporates and NGO's including the United Nations

Financial Services

Next generation, regulated infrastructure for digital assets including Capital Markets, Exchange, Trading, Custody and Asset Management

The Numbers

- **$276m** pre-money valuation
- **130** employees
- **50** developers
- **25** financial services professionals
- **8** global locations

[1] Reported in September, 2015 by The World Economic Forum in the report "Deep Shift Technology Tipping Points and Societal Impact"
[2] OECD Real GDP long-term forecast, https://data.oecd.org/gdp/real-gdp-long-term-forecast.htm
[3] https://www.fidelity.com/bin-public/060_www_fidelity_com/documents/press-release/institutional-investments-in-digital-assets-050219.pdf
[4] https://www.cnbc.com/2019/02/13/jp-morgan-is-rolling-out-the-first-us-bank-backed-cryptocurrency-to-transform-payments--.html
[5] https://www.accenture.com/us-en/insight-banking-on-blockchain
[6] https://markets.businessinsider.com/news/stocks/the-federal-reserve-is-looking-into-developing-digital-currency-us-2019-11-1028705211
[7] https://www.bain.com/insights/blockchain-in-financial-markets-how-to-gain-an-edge/
[8] https://pressroom.aboutschwab.com/press-release/schwab-corporate-retirement-services-news/schwab-report-self-directed-401k-balances-ho?mc_cid=9d65599efa&mc_eid=c9cc640e60
[9] https://cointelegraph.com/news/blockchain-fintech-firm-diginex-8i-set-up-special-meeting-on-merger-deal

We plan to drive significant revenues through the platform



Projected Revenue (in USDm)
300
250
200
150
100
50
0
Bear
Base
Bull
FY 19/20
Bear
Base
Bull
FY 20/21
Bear
Base
Bull
FY 21/22
Technology
Financial Services

* Fiscal year ends in March 31

** See the proxy statement/prospectus filed by Diginex Limited and 8i Enterprises Acquisition Corp. on February 26, 2020 for details regarding the major assumptions underlying the projections contained on this slide.

The Transaction

Anticipated Timeline



Notice of Effectiveness on Proxy Statement, 21 Feb
24 MAR
Diginex Shareholder Meeting
31 MAR
Listing on NASDAQ under DGNX*
20 MAR
8i Special Shareholder Meeting
30 MAR
Diginex PIPE and Transaction Closes*

* Tentative dates

Use of Funds

The proposed acquisition of Diginex by 8i Enterprises Acquisition Corp. is expected to provide working capital for Diginex to scale its platform and expand into key markets through organic growth and growth via potential acquisition or partnerships. Detailed go-to-market plans have been put in place in order to execute a high growth strategy with rapid client acquisition and revenue generation.

Diginex believes it has a high potential valuation when compared to market participants

	DIGINEX	FTX	BINANCE	coinbase
Founded	2017	2019	2017	2012
Valuation	**$276mn**	**$1.0bn**[10]	**$3.0bn**[11]	**$8.0bn**[12]
Focus	Regulated infrastructure for blockchain adoption	Crypto currency derivatives exchange	Full suite of crypto products	Listing more ICO tokens on their exchange

[10] Reported February 20, 2020 by The Daily Block in the article "9-month-old crypto derivatives exchange FTX is raising $15M at a $1B valuation"

[11] Reported July 31, 2018 by Fortune in the article "Binance Acquires Trust Wallet in Push to Expand Crypto Services"

[12] Reported May 16, 2018 by TechCrunch in the article "Circle raises $110 million (or 13,300 BTC)"

Led by seasoned financial services and technology professionals

Miles Pelham
Founder & Chairman
MIZUHO

Richard Byworth
Chief Executive Officer
NOMURA

Andrew Rickards
Deputy Chairman
Goldman Sachs

Jim Pollock
Chief Operating Officer
Westpac

Paul Ewing
Chief Financial Officer
ICAP

Malcolm Wright
Chief Compliance Officer
REFINITIV

Stelios Moussis
Chief Legal Officer
Alibaba Group

Neil Sheppard
COO, Financial Services
NOMURA

Shane Edwards
Head of Investment Product
UBS

Executive Management

Operations

Julia Shielke
Head of Human Resources

Vicki Tan
Head of Compliance, Singapore

Ines Sinnassamy
Snr Compliance Officer, KYC/AML

Heather Dale
Chief Marketing Officer

Sanjeev Jayakumar
VP of Sales

Jackie Jadrosich
Financial Controller

Solutions

Andrew Rickards
Head of Capital Markets

Mark Blick
Head of Government Solutions

Gray Bridges
Head of Corporate Solutions

Jessica Camus
Head of Partnerships & Impact

Markets

Andre Pemmelaar
Chief Commercial Officer, Exchange

Ray Hennessey
Chief Technology Officer, Exchange

Jean El-Khoury
Head of Trading

Robert Cooper
Head of Custody

Asset Management

Lucas Kiely
Chief Investment Officer

Neil Sheppard
Chief Risk Officer

Thomas Chladek
Portfolio Manager

Alex Ahari
Operational Due Diligence

Disclaimer

This Presentation ("Presentation") is prepared by Diginex Limited ("Company") in connection with the proposed acquisition of the Company by 8i Enterprises Acquisition Corp ("JFK") from the stockholders of the Company in exchange for JFK ordinary shares as described in this document. The Presentation is provided for information purposes only and is a summary only of certain key facts and Company plans.

This Presentation does not constitute an offer or solicitation or form part of an offer or solicitation of any kind to anyone in any jurisdiction in relation to any securities or other regulated products or services. Without limitation, the Presentation does not constitute an offer or solicitation to make use of any services provided by the Company, and neither this Presentation nor anything contained in it will form the basis of any contract or commitment whatsoever.

The contents of this Presentation have not been reviewed by any regulatory authority in any jurisdictions. You are advised to exercise caution in relation to any offer to invest in the Company. If you are in any doubt about any of the contents of this Presentation, you should obtain independent professional advice.
In Hong Kong, no securities of the Company may be offered to the public unless a prospectus in connection with the offering for sale or subscription of such securities has been authorized by the Stock Exchange of Hong Kong Limited for registration by the Registrar of Companies in Hong Kong under the provisions of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap.32 of the Laws of Hong Kong), and has been so registered, unless a relevant exemption applies. This Presentation has not been registered by the Registrar of Companies in Hong Kong pursuant to the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Chapter 32) of the Laws of Hong Kong ("CWMO").

Statements contained herein as to the content of any agreement or other document are summaries and, therefore, are necessarily selective and incomplete and are qualified in their entirety by the actual agreements or other documents. We do not expect to update or otherwise revise this Presentation or other materials supplied herewith. The delivery of this Presentation at any time does not imply that the information contained herein is correct as of any time subsequent to the date of this Presentation. This Presentation may not be reproduced or used for any purpose other than for the recipients' information. Each recipient of this Presentation agrees that all information contained herein is of a confidential, material non-public nature, that it will treat such information in a confidential manner and that it will not, directly or indirectly, use or disclose, or permit its agents or affiliates to use or disclose, any such information without the Company's prior written consent. By accepting this Presentation, you agree that you will not trade any securities based on the information contained herein and you acknowledge that trading on material non-public information may subject you to significant civil and criminal penalties under applicable securities laws.

No reliance may be placed for any purpose whatsoever on the information contained in this Presentation or any assumptions made as to its completeness. Any indications of value are for illustrative purposes only and actual values could differ materially.

No representation or warranty, express or implied, is given by the Company, any of its subsidiaries or any of their respective advisers, officers, employees or agents, as to the accuracy, reliability or completeness of the information or opinions contained in this Presentation or in any revision of the Presentation or of any other written or oral information made or to be made available to any interested party or its advisers and no responsibility or liability is accepted (and all such liability is hereby excluded for any such information or opinions). No responsibility is accepted for any errors, misstatements in or omissions from this Presentation or for any loss howsoever arising, directly or indirectly, from any use of this Presentation or its contents.

The Presentation contains forward-looking statements' within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intent", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Presentation. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; our performance; specific economic conditions in the United States; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; modifications or adjustments to our financial statements as a result of applicable securities laws; and general economic conditions. Actual results may differ materially from those contained in the forward-looking statements in this communication and documents filed with the U.S. Securities and Exchange Commission. We undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of this communication. All forward-looking statements are qualified in their entirety by this cautionary statement.

The Company and its subsidiaries intend to operate in full compliance with applicable laws and regulatory and with applicable laws and regulations and obtain the necessary licenses and approvals in key markets. Regulatory licenses and/or approvals are likely to be required in in a number of relevant jurisdictions in which relevant activities may take place. It is not possible to guarantee, and no person makes any assurances, that any such licenses or approvals will be obtained within a particular timeframe or at all. This means that activities of the Company may not be available in certain markets.

The information and opinions contained in this Presentation are provided as at the date of this Presentation and are subject to change without notice.

Other than those of Diginex, all names, trademarks and logos shown on the presentation and used in the materials herein belong to their respective owners. Nothing contained on this presentation or used in the materials should be construed as granting, by implication, estoppel, or otherwise, any right or license to use any names, trademarks, or logos displayed on the presentation or used in the material without the written permission of such third party.

8i Enterprises Acquisition Corp, a British Virgin Islands business company ("JFK"), Diginex Limited, a Singapore public company limited by shares ("Singapore NewCo"), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company ("BVI NewCo"), and Diginex Limited, a Hong Kong company ("Diginex"), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of JFK ordinary shares in respect of the proposed transactions described herein (the "Business Combination"). Information about JFK's directors and executive officers and their ownership of JFK's ordinary shares is set forth in JFK's Prospectus, dated March 27, 2019, and Quarterly Report on Form 10-K, dated December 10, 2019, filed with the Securities and Exchange Commission (the "SEC"), as modified or supplemented by any Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus included in the Registration Statement on Form F-4/A jointly filed by Singapore NewCo and JFK pertaining to the Business Combination (the "Form F-4"). These documents can be obtained free of charge from the sources indicated below.

In connection with the Business Combination described herein, Singapore NewCo has filed the Form F-4, which includes and serves as a proxy statement/prospectus for JFK's shareholders. JFK has mailed the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement. INVESTORS AND SECURITY HOLDERS OF JFK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT JFK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JFK, SINGAPORE NEWCO, BVI NEWCO, DIGINEX AND THE BUSINESS COMBINATION. The definitive proxy statement/prospectus and other relevant materials in connection with the Business Combination, and any other documents filed by JFK with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to 8i Enterprises Acquisition Corp, 6 Eu Tong Sen Street, #08-13 The Central, Singapore.